UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

000-30096
(Commission file number)

Nevada	77-0454933
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

210 Broadway, Suite 208 Orangeville, Ontario L9W5G4	(888) 419-0430
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

On June 24, 2008, Hawkins Accountancy (“Hawkins”) was dismissed as the Registrant’s independent auditor. The decision to dismiss Hawkins was approved by the Registrant’s Board of Directors upon recommendation by its audit committee. Hawkins served as the Registrant's independent auditor for the Registrant’s fiscal year ended September 30, 2007. Hawkins report on the Registrant’s consolidated financial statements for the year ended September 30, 2007 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Report was modified to include an explanatory paragraph wherein Hawkins expressed substantial doubt about the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal year ended September 30, 2007, and during the period from October 1, 2007 until June 23, 2008, there were no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Hawkins satisfaction, would have caused Hawkins to make reference thereto in their Report on the Registrant’s financial statements for this fiscal year.

On June 24, 2008, the Registrant engaged a PCAOB registered accounting firm Gruber & Company, LLC (“Gruber”), Certified Public Accountants, as the Registrant's independent accountant to report on the Registrant’s consolidated balance sheet as of September 30, 2008, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. The decision to appoint Gruber was approved by the Registrant's Board of Directors upon recommendation by its audit committee. Prior to engaging the new accountant, the Registrant did not consult with Gruber during the fiscal year ended September 30, 2007 and the subsequent interim period preceding their engagement on June 24, 2008, regarding application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested Hawkins to review the disclosures contained herein and has provided Hawkins the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of  Hawkins views, or the respects in which Hawkins does not agree with the statements contained herein. Hawkins has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01    Financial Statements and Exhibits

Exhibit 16.1  Letter from Hawkins Accounting dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 2, 2008                                                               Global 8 Environmental Technologies, Inc.

By: /s/ Edwin Kroeker
Edwin Kroeker
Chief Executive Officer